Related Party Transactions	3 Months Ended
Mar. 31, 2023
Related Party Transactions [Abstract]
Related Party Transactions
13.
Related Party Transactions

The Company analyzed its transactions with related parties for the three months ended March 31, 2023 and 2022, and determined it had the following material transactions.

Syncona

On March 10, 2022, the Company entered into a purchase agreement with its majority shareholder, Syncona Portfolio Limited, a subsidiary of Syncona Limited, and certain other existing shareholders providing for the issuance and sale by the Company of $26.1 million of the Company’s ADSs at a price of $1.05 per ordinary share, in a registered direct offering. The offering closed on March 15, 2022. The Company received net proceeds of approximately $24.2 million from the offering, after deducting offering expenses payable by the Company.

Syncona IP Holdco (2) Limited

See Note 10, License Agreement.

Forcefield Therapeutics Limited

See Note 10, License Agreement.